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                                                                    EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report of Willis North America Financial Security Partnership Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Colraine, Group Chief Financial Officer of Willis Group Holdings Limited, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

                                        By: /s/ THOMAS COLRAINE
                                            ------------------------------------
                                            Thomas Colraine
                                            Group Chief Financial Officer

Date: June 27, 2003

        A signed original of this written statement required by Section 906 has been provided to Willis Group Holdings Limited and will be retained by Willis Group Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.